PHOCAS REAL ESTATE FUND

A series of Advisors Series Trust

Supplement Dated May 10, 2013 to the Prospectus Dated April 30, 2013

The Board of Trustees of Advisors Series Trust (the “Trust”) has voted to approve an Agreement and Plan of Reorganization whereby the Phocas Real Estate Fund (the “Fund”) would reorganize out of the Trust and into a newly created series (the “New Fund”) of the same name of Forum Funds II (the “Reorganization”).  The Reorganization would be structured as a tax-free reorganization for federal tax purposes.

The Fund and the New Fund will have the same investment objective, investment strategies and investment policies.  The fees and expenses of the Fund are not expected to increase as a result of the Reorganization.  The Fund’s and the New Fund’s investment adviser and portfolio managers will also remain the same.  However, service providers to the New Fund would be different than those currently utilized by the Fund.  The Fund would have a new administrator, transfer agent, distributor, custodian, independent registered public accounting firm and legal counsel and will be under the supervision of a different Board of Trustees.

In June, shareholders of the Fund will receive a proxy statement soliciting their vote with respect to the proposed Reorganization.  If approved, the Reorganization is anticipated to take effect on or about August 1, 2013.  The Reorganization must be approved by a vote of a majority of the outstanding shares of the Fund.  When you receive your proxy statement, please review it and cast your vote as instructed in the materials so the Trust may avoid any future solicitations.

Pending the shareholder vote on the proposed Reorganization, the Fund will suspend the imposition of its 1.00% redemption fee.

Please retain this Supplement with your Prospectus for reference.

The date of this Supplement is May 10, 2013.